Exhibit 10.1

CONFIDENTIAL TREATMENT – REDACTED COPY

*** PURSUANT TO SECURITIES AND EXCHANGE COMMISSION REGULATIONS, CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AS NONMATERIAL AND LIKELY TO CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

ADDENDUM #11

This Addendum #11 (“Addendum”) is made and entered into on July 1, 2022 (the “Effective Date”) by and between HYUNDAI DOOSAN INFRACORE CO., LTD., formerly known as DOOSAN INFRACORE CO., LTD., having its principal place of business at 7-11, Hwasu-dong, Dong-gu, Incheon, Korea (“SUPPLIER”) and POWER SOLUTIONS INTERNATIONAL, INC., an Illinois corporation (“PSI”), having its principal place of business at 201 Mittel Drive, Wood Dale, Illinois, USA 60191, United States (PSI and its affiliates shall collectively be referred to herein as “BUYER”)

WITNESSETH:

WHEREAS, SUPPLIER and BUYER are the parties to the Supply Agreement dated December 11, 2007, as amended from time to time with the following Addenda (together, the “Agreement”) dated:

December 27, 2007,

August 28, 2008,

September 30, 2008,

December 11, 2008,

November 18, 2009,

December 31, 2009,

June 19, 2012,

July 31, 2014,

October 18, 2017, and

September 16, 2019;

WHEREAS, the parties agree to extend the term of the Agreement until December 31, 2023 under the terms and conditions stated herein;

WHEREAS, the parties agree to remove Buyer’s exclusivity and make Buyer a non-exclusive buyer of Products as of the Effective Date;

WHEREAS, the parties agree to remove any and all Performance Objectives with related performance penalties including any and all penalties that may be due or become due from the September 16, 2019 addendum except for the outstanding balance of the year 2021 penalty in the amount of $[***] which shall be paid by Buyer in accordance with this Addendum;

WHEREAS, the parties agree to remove any territory restrictions on Buyer’s sale of End Products on the condition that Buyer submit a non-binding volume forecast to Supplier for sales outside the United States, Canada or Mexico;

WHEREAS, the parties agree to remove any development restriction on Supplier; and

WHEREAS, the parties have agreed to amend the Agreement as of the Effective date on the following terms and conditions.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, both parties agree as follows:

I.	Removal of Buyer Exclusivity, Performance Objectives and Penalties:

1.

As more specifically set forth below, the parties agree that as of the Effective Date the Agreement is hereby amended to remove Buyer’s exclusivity rights for the Products in the Territory and Buyer shall be a non-exclusive buyer of the Products for the term of the Agreement.

2.

As more specifically set forth below, the parties agree that as of the Effective Date, the Agreement is hereby amended to remove any and all Performance Objectives with related performance penalties including any and all penalties that may be due or become due from the September 16, 2019 addendum, except for the outstanding balance of the year 2021 penalty in the amount of $[***] which shall be paid by Buyer as follows until paid in full:

a.	$[***] shall be paid by Buyer on the first week of each month from July until October 2022.

b.	$[***] shall be paid by Buyer on the first week of November 2022.

3.	The first paragraph of Article 2 and section 2.1 shall be deleted in their entirety and Article 2 section 2.1 shall be amended to read:

Supplier appoints Buyer and Buyer accepts appointment as a non-exclusive buyer of the Products. The non-exclusive rights granted to Buyer hereunder shall be limited only to the development, manufacture, production, marketing, sales and service of End Products within the Territory.

4.	Sections 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 of the Agreement are deleted in its entirety and replaced with “Intentionally Omitted”. The section 2.2 of the Agreement shall be amended to read as follows:

“Supplier shall have authority to develop, either indirectly or with partners, including but not limited to, [***] and/or any of Buyer’s distributors or competitors such as [***], its own engine platform to meet global emissions requirements, including but not limited to Euro Stage 2, 3, 4 and 5 as well as Environmental Protection Agency (EPA) standards. Supplier may perform any degradation/deterioration factor or EPA certification testing or application.”

5.	Section 3.4 of the Agreement is deleted in its entirety and replaced with “Intentionally Omitted”.

6.

Section 4.1 is hereby amended by deleting the sentence “If Supplier refuses to accept any Order placed by Buyer hereunder, Buyer shall then be permitted to purchase the Products covered by such Order from any third party.”

7.	Section 4.5 of the Agreement is amended by adding after the first sentence the following:

“Buyer will provide non-binding forecasts of all Products for the US, Canadian and Mexican markets from time to time in a separate notice. Except for the United States, Canada and Mexico, Buyer shall submit a rolling twelve (12) months non-binding forecast for each market included within the Territory based on Pb free design of all Products.”

8.	Section 5.1 of the Agreement and any references to Pricing are hereby deleted and replaced with:

“5.1 Except where otherwise agreed upon in writing by Supplier and Buyer, the price payable for any Products shall be as stated on the attached Exhibit A.5. Such prices shall be firm through December 31, 2022. The parties shall negotiate to determine the price payable for any Products during 2023 or later. Notwithstanding the foregoing, when negotiating to determine the price payable for any Products during 2023 or later, the parties shall adjust the price based on changes in prices of raw materials, freight rates, specifications, and volume. Such prices shall be on the basis of FOB shipping point pursuant to INCOTERMS 2020 of the International Chamber of Commerce. Prices are specified in U.S. dollars. Supplier commits to offer Buyer competitive pricing for Products.”

9.	Section 5.2 is deleted in its entirety and replaced with:

“All payments for Products by Buyer to Supplier shall be made by Wire transfer. Supplier shall promptly invoice Buyer for the price of the Products at the time of shipment and Buyer shall pay all conforming invoices in full within [***] days after the date the Products are shipped. All payments hereunder shall be made in $US dollars.”

10.	Article 7 of the Agreement is deleted in its entirety and replaced with “Intentionally Omitted”.

11.

Section 8.1 of the Agreement is deleted in its entirety and replaced with: “Buyer, in its sole discretion, shall use its commercially reasonable efforts to promote sales of the Products throughout the Territory.”

12.	Article 12. Term, section 12.1 is deleted in its entirety and replaced with:

“This Agreement shall become effective on the Effective Date and shall remain effective until December 31, 2023 (the “Initial Term”), unless terminated earlier pursuant to Article 13 hereof. After the Initial Term, this Agreement shall automatically renew for additional one (1) year terms unless and until either party gives the other party written notice at least three (3) months prior to the end of the current term or a new written agreement is executed by both parties.”

13.	Section 13.3 of the Agreement is deleted in its entirety and replaced with: “Intentionally Omitted”.

14.	Article 14 of the Agreement is deleted in its entirety and replaced with:

“In case the performance of this Agreement and all Orders accepted by Supplier in writing hereunder are prevented, hindered or delayed by strike, labor disputes, lockouts, accidents, fires, delays in manufacture, transportation, or carriage or delivery of materials, floods, severe weather or other acts of God, embargoes, governmental actions, sanctions, epidemics or pandemics or other circumstances beyond the reasonable control of Supplier whether or not similar to the circumstances above mentioned (collectively “Force Majeure”), Supplier shall not be liable for any loss or damages or any delay or failure to perform any of its obligations hereunder including, without limitation, the manufacture and/or delivery of the Products, under this Agreement or under any binding contract of the supply thereof wherever such loss, damage, delay or failure to perform is the result of such circumstances. Supplier shall promptly notify Buyer of a Force Majeure event in writing.”

15.	Exhibit A section A.2. is deleted in its entirety and replaced with:

“Buyer’s sales and service territory (“Territory”) shall be the United States of America, Canada and Mexico and any other market where Buyer and Supplier have agreed to a non-binding forecast for Products in writing pursuant to section 4.5 of the Agreement and herein.”

16.	Exhibit A, section A.3. is hereby amended to delete the Notice to Supplier and Notice to Buyer and replace them with,

“To:	Supplier, Hyundai Doosan Infracore Co., Ltd. (Attn: Minjung Song)

155, Jeongjail-ro, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Email: minjung1.song@hyundai-di.com

“To:	Buyer, Power Solutions International, Inc., (Attn: Bill Shen)

201 Mittel Dr. Wood Dale, Illinois 60191, United States

Email: Bill.Shen@PSIengines.com”.

17.	Exhibit A, section A.4. is deleted in its entirety and replaced with “Intentionally Omitted”.

18.	Exhibit A, section A.5. is deleted in its entirety and replaced with:

HDI Spec No.	PSI Spec No.	Engine	2022 Price (USD) FOB Port Net [***]
[***]	[***]	8.1L HD	$[***]
[***]	[***]	8.1L HW	$[***]
[***]	[***]	11.1L	$[***]
[***]	[***]	14.6L	$[***]
[***]	[***]	18.3L	$[***]
[***]	[***]	21.9L	$[***]

19.	The following Addenda to the Agreement are deleted in their entirety, replaced with “Intentionally Omitted” and the terms therein shall have no force and effect against the parties:

December 27, 2007;

August 28, 2008;

September 30, 2008;

December 11, 2008;

November 18, 2009;

December 31, 2009;

June 19, 2012;

July 31, 2014;

October 18, 2017; and

September 16, 2019.

20.	The Indemnification section of Exhibit B shall be deleted and replaced with:

“Notwithstanding any other provisions in this Agreement, Buyer shall indemnify Supplier and its subsidiaries and hold them harmless against and from any and all claims, damages, costs and expenses (including reasonable attorneys’ fees) arising out of or attributable to any use or misuse of the Products, change, modification or alteration of the Products without prior written consent of Supplier or in disregard of Supplier’s operation or service manual, misrepresentation, fraud, false or misleading advertising of the Products, or any application into other machines/systems of the Products. It is expressly understood that Supplier shall defend and indemnify Buyer, its subsidiaries and affiliates and hold each of them harmless against and from any and all claims, damages and reasonable costs and expenses (including reasonable attorney’s fees) arising out of or attributable to the design and/or manufacturing of the Product, Supplier’s breach of the Agreement, any and all recall actions arising from recall of the Product and any gross negligence or willful misconduct of Supplier.”

21.	Except as set forth herein, all of the remaining terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned parties have executed this Addendum #11 as of the date listed above.

BUYER		SUPPLIER

Power Solutions International, Inc.		Hyundai Doosan Infracore Co.,Ltd.

By:	/s/ Dino Xykis	By: /s/ Joongsoo Kim
Name:	Dino Xykis	Name: Joongsoo Kim
Title: Interim CEO		Title: Head of Engine